SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) December 31, 2003

                         Commission File Number: 000-28107

                                OSPREY GOLD CORP.
             (Exact name of Registrant as specified in its charter)

                                INCITATIONS, INC.
                           (Former name of Registrant)

           NEVADA                                88-9399260
----------------------------          ---------------------------------
(State or other jurisdiction           (IRS Employer Identification No.)
    of incorporation or
       organization)


    35 Commerce Road                         Orangeville, Ontario, Canada
----------------------------------------     ----------------------------
(Address of principal administrative          (City, State, Zip Code)
              offices)

                                    519-940-8117
                       -----------------------------------
                         (Registrants telephone number)



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Item 2.  Acquisition or Disposition of Assets

	a. Purchase of Assets from Boardwalk Creations, Ltd. a
Canadian Business Corporation, on December 31, 2003

On December 31, 2003 the registrant completed the purchase of the Watershed-Gogma Gold camp, a facility to house and administer the mining operations for the Townships within the Osprey Gold Corp. (the registrant) mining claims and operations, including all furniture, fixtures and the adjoining airplane runway. The consideration paid was $1,500,000.00 (US) and was paid as follows:

(1)	Issuance of 2,000,000 shares of the registrants common securities; and
(2)	Execution of a demand note for $500,000.00(US).

The assets described above will be used in the business operations of the registrant. The facilities will be used to house and feed the employees of the company during the mining operations, which is the main business of the registrant.

The directors and officers of the registrant have been, and still maintain a material relationship with the seller of the assets. Some or all of the officers and directors and control persons of the registrant are or were officers, directors or control persons of the seller of the assets, Boardwalk Creations, Ltd. The value of the assets have been arbitrarily valued, however management believes that the values stated reflect an accurate valuation based upon prior business experience. However, this transaction cannot be considered a true "arms length" transaction.

b.	Purchase of Assets from Boardwalk Creations, Ltd. a Canadian Business
Corporation, on January 12, 2004

On January 12, 2004 the registrant completed the purchase of the following items:

(i)	250,000 gallons of Artic Purple Diesel Fuel and Storage tank farm for
$2,400,000.00(US); and

(ii)	Excavated ore, with proven gold reserves of 2000 troy ounces for
$800.000.00(US); and

(iii)	A 300 ton per day ball mill, diesel generators and all control equipment for $2,800,000.00(US).

The total consideration paid was $6,000.000.00(US), for which the registrant issued to the seller, 8,000,000 shares of the registrants common securities. No cash or other consideration was paid.

The assets described above will be used in the business operations of the registrant. The ball plant will be used to process all gold ore removed in the registrants mining operation.Additionally, the gold reserves will add to the gold reserves which may exist in the existing properties owned by the registrant.

The directors and officers of the registrant have been, and still maintain a material relationship with the seller of the assets. Some or all of the officers and directors and control persons of the registrant are or were officers, directors or control persons of the seller of the assets, Boardwalk Creations, Ltd. The value of the assets have been arbitrarily valued, however management believes that the values stated reflect an accurate valuation based upon prior business experience. The gold reserves in the excavated ore were examined by a geologist familiar with the asset purchased, and he provided the Board of Directors of the registrant with a preliminary survey. However, this transaction cannot be considered a true "arms length" transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





March 10, 2004

OSPREY GOLD CORP.

By: /s/ Douglas A. Budden, President
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